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                                  EXHIBIT 10.14

                                  LOAN AGREEMENT
                                  --------------

                                      Between

FIRST CONSUMER CREDIT, INC.                         THE FROST NATIONAL BANK
12740 Hillcrest Plaza Drive,            and         100 W. Houston Street
Suite 240                                           San Antonio, Texas 78205
Dallas, Texas 75230

                                 October 2, 2001

     This LOAN AGREEMENT (the "Loan Agreement") will serve to set forth the
                               --------------
terms of the financing transactions by and between FIRST CONSUMER CREDIT, INC., a Texas corporation ("Borrower"), and THE FROST NATIONAL BANK, a national
                      --------
banking association ("Lender"):
                      ------

     1.   Credit Facility. Subject to the terms and conditions set forth in this
          ---------------
Loan Agreement and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Loans, as hereinafter defined (collectively, together with the Loan Agreement, referred to hereinafter as the "Loan Documents"), Lender agrees to lend to Borrower, on
                       --------------
a revolving basis from time to time during the period commencing on the date hereof and continuing through March 1, 2003, such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at
                   --------  -------
any time shall not exceed the lesser of (i) the Collateral Value of the
Eligible Installment Contracts (as such terms are defined hereinbelow), or (ii) $3,500,000 (the "Revolving Line of Credit"). Subject to the terms and
                 ------------------------
conditions hereof, Borrower may borrow, repay and reborrow hereunder. The sums advanced under the Revolving Line of Credit shall be used to acquire
Installment Contracts, for working capital and other general corporate purposes. All advances under the Revolving Line of Credit are sometimes collectively referred to herein as the "Loan". Lender reserves the right to require Borrower to give Lender not less than one (1) business day prior notice of each requested advance under the Revolving Line of Credit, specifying (i) the aggregate amount of such requested advance, (ii) the requested date of such advance, and (iii) the purpose for such advance, with such advances to be requested in a form satisfactory to Lender.

     If at any time the aggregate principal amount outstanding under the Revolving Line of Credit shall exceed the Collateral Value of the Eligible Installment Contracts, Borrower agrees to immediately repay to Lender such excess amount, plus all accrued unpaid interest thereon. Borrower shall immediately pay or cause to be paid to Lender the proceeds of any Installment Contract sold or otherwise transferred.

     Prior to the occurrence of an Event of Default, upon delivery by Borrower to Lender of a transmittal request substantially in the form attached hereto as
Exhibit 1 (a "Transmittal Request"), Lender will execute and deliver a
              -------------------
transmittal letter to the purchaser identified in the Transmittal Request in substantially the form of Exhibit 2 (a "Bailee Letter"). All Installment
                                        -------------
Contracts delivered to any purchaser shall be delivered under cover of a Bailee Letter, along with a copy of the applicable Transmittal Request. Borrower shall direct all purchasers of any Installment Contracts to pay all amounts payable on account of the sale of such Installment Contracts directly to Lender. Borrower will not be credited for any amount due from any purchaser until Lender has actually received immediately available funds.

     As used herein the following terms have the following meanings:

     "Collateral Value" means with respect to each Eligible Installment
      ----------------
Contract, as of the date of determination, 100% of the outstanding principal balance of such Installment Contract.

     "Eligible Installment Contract" means an Installment Contract with respect
      -----------------------------
to which each of the following statements is accurate and complete (and Borrower by including such Installment Contract in any computation of the Collateral Value shall be deemed to so represent to Lender):

LOAN AGREEMENT - Page 1

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     (a)  such Installment Contract is a binding and valid obligation of the debtor or obligor named therein to Borrower, ass holder of the Installment Contract, in full force and effect and enforceable in accordance with its terms;

     (b) such Installment Contract is genuine in all respects as appearing on its face and as represented in the books and records of Borrower, and all information set forth therein is true and correct;

     (c) to the best knowledge of Borrower, such Installment Contract is free of any default of any party thereto, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance;

     (d) such Installment Contract is free and clear of all security interests and liens, except in favor of Lender;

     (e) such Installment Contract complies in all respects with all requirements of law applicable thereto, and any notice or act required by law or regulation to be given or performed, in connection with such Installment Contract has been given and performed in full;

     (f) no payment under such Installment Contract is more than thirty (30) days past due the payment due date set forth therein; and

     (g) Borrower acquired such Installment Contract no more than 120 days prior to the date of determination; and

     (h) such Installment Contract is payable in monthly installments of principal and interest, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related interest rate.

     "Installment Contract" means a consumer home improvement contract or loan
      --------------------
which is evidenced by an installment contract or similar agreement, and which has been purchased by Borrower, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom.

     2.   Fees. In consideration of Lender's commitment to make advances under
          ----
this Loan Agreement and the related Note (as hereafter defined), Borrower will pay to Lender a commitment fee of one-quarter of one percent (0.25%) of the face amount of the Note on or about the date of the Note and, in any event, prior to the date that the initial advance is made under this Loan Agreement and the related Note and, if the Loan Agreement and Note are still in effect on the anniversary date of the Note, an additional fee of one-eighth of one percent (0.125%) of the face amount of the Note on said anniversary date.

     3.   Promissory Note. The Loan shall be evidenced by a promissory note
          ---------------
(whether one or more, together with any renewals, extensions, and increases thereof, the "Note") duly executed by Borrower and payable to the order of
              ----
Lender, in form and substance acceptable to Lender. Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable in accordance with the terms and conditions set forth in the. Note and in this Loan Agreement.

     4.   Collateral. As collateral and security for the indebtedness evidenced
          ----------
by the Note and any and all other indebtedness or obligations from time to time owing by Borrower to Lender, Borrower shall grant, and hereby grants, to Lender, its successors and assigns, a first and prior lien and security interest in and to the property described herein below, together with any and all PRODUCTS AND PROCEEDS thereof (the "Collateral"):
                                        ----------

     (a) All present and future Installment Contracts, accounts, chattel paper, documents, instruments, deposit accounts and general intangibles (including any right to payment for goods sold or services rendered

LOAN AGREEMENT - Page 2

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arising out of the sale or delivery of personal property or work done or labor performed by Borrower), now or hereafter owned, held, or acquired by Borrower, together with any and all agreements, documents, books of account, computer programs, tapes, data, customer lists and other records relating in any way to the foregoing.

     (b) All equipment and fixtures of whatsoever kind and character now or hereafter possessed, held, acquired, leased or owned by Borrower and used or usable in Borrower's business, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing.

     The term "Collateral" shall also include all records and data relating to
               ----------
any of the foregoing (including, without limitation, any computer software on which such records and data may be located). Notwithstanding the generality of the foregoing grant, it is hereby acknowledged and agreed that any rights of Lender under this Agreement or the other Loan Documents in (i) any equipment leased to Borrower or which was purchased by Debtor and was financed by Debtor with the seller or said equipment or any other party shall be subject to and inferior and subordinate to the rights of the applicable lessee or purchase money lender in such equipment and (ii) any computer software of Borrower is subject to the terms and conditions of any computer software license between Borrower and the respective licensor. Lender acknowledges and agrees that Borrower may, in the future, acquire or lease equipment and acquire computer software in accordance with this Agreement. Borrower agrees to execute such security agreements, assignments, deeds of trust and other agreements and documents as Lender shall deem appropriate and otherwise require from time to time to more fully create and perfect Lender's Lien and security interests in the Collateral.

     Borrower agrees that within five (5) days of Lender's Written request (whether or not any Event of Default exists), Borrower shall deliver to Lender all Eligible Installment Contracts, together with the complete collateral file of Borrower relating to each such Eligible Installment Contract, which files shall include without limitation, assignments of related deeds of trust or mortgages executed by an authorized signatory of Borrower in blank, in recordable form. Upon Borrower's delivery to Lender of all Eligible Installment Contract files and related documents, Lender shall safeguard and keep such files and related documents in a safe and secure manner and shall continue to maintain complete and accurate records regarding such files in a reasonable and appropriate manner. Lender shall be deemed to have exercised reasonable care in the custody of the Eligible, Installment Contract files and related documents in its possession if such files and related documents are afforded treatment substantially equal to that which Lender affords its own property.

     If an Event of Default shall occur and be continuing, Lender by notice given in writing to Borrower (a "Termination Notice") may terminate all
                                 ------------------
servicing rights and obligations of Borrower with respect to the Eligible Installment Contracts. Upon receipt by Borrower of such Termination Notice, all servicing rights and obligations with respect to the Eligible Installment Contracts automatically shall pass to C-Link (the "Successor Servicer"),
                                                   ------------------
provided that Successor Servicer shall have no liability with respect to any claim based on any alleged action or inaction of Borrower. Borrower agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of Borrower with respect to the servicing, including without limitation, the transfer to Successor Servicer of all files, collection records and a computer tape in a readable form containing all information necessary to enable Successor Servicer to service the Eligible Installment Contracts. Borrower shall reimburse Lender and Successor Servicer for all costs incurred by them in connection with a transfer of servicing from Borrower to Successor Servicer, and Borrower shall reimburse Lender for all servicing costs charged by Successor Servicer for the servicing of the Eligible Installment Contracts.

     5.   Guarantor. As a condition precedent to the Lender's obligation to make
          ---------
the Loan to Borrower, Borrower agrees to cause U.S. Home Systems, Inc. ("Guarantor") to execute and deliver to Lender contemporaneously herewith a
  ---------
guaranty agreement (the "Guaranty"), in form and substance satisfactory to
                         --------
Lender.

     6.   Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants, and upon each request for an advance under the Revolving Line of Credit further represents and warrants, to Lender as follows:

LOAN AGREEMENT - Page 3

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     (a)  Existence. Borrower is a corporation duly organized, validly existing
          ---------
and in good standing under the laws of the State of Texas and all other states where it is doing business, and has all requisite power and authority to execute and deliver the Loan Documents.

     (b)  Binding Obligations. The execution, delivery, and performance of this
          -------------------
Loan Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary action by Borrower, and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by Bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     (c)  No Consent. The execution, delivery and performance of this Loan
          ----------
Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a, violation of, or constitute a default under (A) any provision of its articles or certificate of incorporation or bylaws, or any agreement or other instrument binding upon Borrower, or (B) any law, governmental regulation, court decree or order applicable to Borrower, or (ii) require the consent, approval or authorization of any third party.

     (d)  Financial Condition. Each financial statement of Borrower supplied to
          -------------------
the Lender truly discloses and fairly presents Borrower's financial condition as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of Borrower subsequent to the date of the most recent financial statement supplied to Lender.

     (e)  Litigation. There are no actions, suits or proceedings, pending or, to
          ----------
the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower in which a claim for damages or other affirmative relief has been asserted against Borrower by any third party, before any court or governmental department, commission or board, which, if determined adversely to Borrower, either could reasonably be expected to result in a money judgment of $50,000 per action, suit or proceeding or an aggregate amount of $100,000 for all such actions, suits and proceedings.

     (f)  Taxes; Governmental Charges. Borrower has filed all federal, state and
          ---------------------------
local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected.

     7.   Conditions Precedent to Advances. Lender's obligation to make the
          --------------------------------
first advance hereunder shall be subject to, in addition to the conditions specified below, delivery to Lender of the following, in form and substance satisfactory to Lender:

     (a)  a counterpart of this Agreement;

     (b)  the Note;

     (c) the Security Agreement of even date herewith between Borrower and Lender (the "Security Agreement");
             ------------------

     (d)  the Guaranty;

     (e)  an opinion of counsel for Borrower and Guarantor;

     (f)  a Borrowing Base Certificate, certified by the president of Borrower;

LOAN AGREEMENT - Page 4

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     (g)  termination of any commitment of First Savings Bank to advance funds to Borrower;

     (h) true and correct copies of the purchase agreement pursuant to which Guarantor is purchasing First Consumer Credit LLC;

     (i) true and correct copies of the assignment documents executed by Guarantor in favor of Borrower, pursuant to which Guarantor assigned to Borrower all Installment Contracts acquired from First Consumer Credit LLC;

     (j) true and correct copies of the merger documents pursuant to which First Consumer Credit LLC is merged into Borrower with Borrower being the surviving entity; and

     (k)  such other documents as Lender may reasonably request.

     Lender's obligation to make any advance (including the first) under this Loan Agreement and the other Loan Documents shall be subject to the conditions precedent that as of the date of such advance and after giving effect thereto
(a) all representations and warranties made to Lender in this Loan Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, (b) no material adverse change in the financial condition of Borrower since the effective date of the most recent financial statements furnished to Lender by Borrower shall have occurred and be continuing, (c) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined), and (d) Lender's receipt of a borrowing base certificate as of the date of Borrower's request for such advance, with the following attached thereto: (i) a listing of all Installment Contracts purchased by Borrower since the date of the last report delivered to Lender pursuant to Section 10(e); (ii) a listing of all Installment Contracts sold by Borrower since the date of the last report delivered to Lender pursuant to
Section 10(e); and (iii) an Installment Contract aging report dated as of the date of Borrower's request for such advance.

     7A.  Additional Conditions Precedent to Advances. Lender's obligations to
          -------------------------------------------
make advances hereunder (other than the first and advances requested prior to Lender's inspection of the Collateral in accordance with Paragraph 7A(a) below) shall be subject to, in addition to the conditions specified above the following:

          (a) Borrower agrees to permit Lender to visit its properties to conduct a collateral review within thirty (30) days from the date hereof In the event Lender determines, in its sole and absolute discretion, that the Collateral is not satisfactory, Lender shall have no further obligation to make any advances hereunder, and the entire principal amount outstanding under the Revolving Line of Credit shall become due and payable upon Lender's written notice to Borrower. If Lender determines, after its collateral review conducted in accordance with this Paragraph 7A, that the Collateral is not satisfactory, Lender shall notify Borrower, in writing, within three (3) business days after completing such collateral review of the reasons for Lender's determination that the Collateral is not satisfactory and provide Borrower a reasonable opportunity to resolve such deficiencies and/or problems; provided that during such period of time, Lender shall have no obligations to make any advances hereunder. If Borrower is able to resolve such deficiencies and/or problems to the satisfaction of Lender within thirty (30) days after delivery of such notification, then Borrower shall recommence making advances to Borrower in accordance with this Loan Agreement and the other Loan Documents.

     (l) Within thirty (30) days from the date hereof, Borrower shall have delivered to Lender a fully executed Lessor's Acknowledgment and Subordination in form and substance satisfactory to Lender in accordance with Section 4(e) of the Security Agreement.

LOAN AGREEMENT - Page 5

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     (m)  Within thirty (30) days from the date hereof, Borrower, Lender and
Successor Servicer shall have entered into a servicing agreement in form and substance satisfactory to Lender.

     8.   Affirmative Covenants. Until (i) the Note as of the date of Borrower's
          ---------------------
request for such advance and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower agrees and covenants that it will, unless Lender shall otherwise consent in writing:

     (a)  Accounts and Records. Maintain its books and records in accordance
          --------------------
with generally accepted accounting principles.

     (b)  Right of Inspection. Permit Lender to visit its properties and
          -------------------
installations and to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times; provided that, so long as no Event of Default is continuing, Lender shall give Borrower three (3) days' prior notice of the date and time of such visit. Borrower agrees to permit Lender, or its authorized representatives to audit the Installment Contracts from time to time, provided that so long as no Event of Default has occurred and is continuing, Lender shall not conduct more than one such audit in each calendar quarter and each such audit shall be conducted solely at Lender's expense. So long as no Event of Default is continuing, Lender shall provide Borrower three (3) days' prior notice of the date and time of any such audit. During the continuation of any Event of Default, all visits, inspections and audits conducted by Lender pursuant to this paragraph shall be conducted at Borrower's expense.

     (c)  Right to Additional Information. Furnish Lender with such additional
          -------------------------------
information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may reasonably request from time to time.

     (d)  Compliance with Laws. Conduct its business in an orderly and efficient
          --------------------
manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Borrower and its businesses, operations and properties (including without limitation, all applicable environmental statutes, rules, regulations and ordinances).

     (e)  Taxes. Pay and discharge when due all of its indebtedness and
          -----
obligations, including without limitation, all assessments, taxes. governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (i) the legality of the same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings, and (ii) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with generally accepted accounting principles, consistently applied.

     (f)  Insurance. Maintain insurance, including but not limited to, fire
          ---------
insurance, comprehensive property damage, public liability and worker's compensation insurance.

     (g)  Notice of Indebtedness. Promptly inform Lender should Borrower assume,
          ----------------------
incur, create or take any amount of indebtedness for borrowed money in excess of $50,000, other than obligations relative to the leasing of office space or other real property in connection with Borrower's business operations, the purchase or lease of office equipment, or employment contracts entered into in the ordinary course of its business.

     (h)  Notice of Litigation. Promptly after the commencement thereof, notify
          --------------------
Lender of all actions, suits and proceedings filed in any court or any governmental department, commission or board in which a claim for damages has been made or asserted against Borrower or any of its properties and, if adversely

LOAN AGREEMENT - Page 6
determined, could result in a money judgment in excess of $50,000, or when aggregated with all such other actions, suits and proceedings result in an aggregate money judgment in excess of $100,000.

     (i)  Notice of Material Adverse Change. Promptly inform Lender of (i) any
          ---------------------------------
and all material adverse changes 'in Borrower's financial condition, and (ii) all claims made against Borrower which could materially affect the financial condition of Borrower.

     (j)  Additional Documentation. Execute and deliver, or cause to be executed
          ------------------------
and delivered, any and all other agreements, instruments or documents which Lender may reasonably request in order to give effect to the transactions contemplated under this Loan Agreement and the other Loan Documents.

     9.   Negative Covenants. Until (i) the Note and all other obligations and
          ------------------
liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower will not, without the prior written consent of Lender:

     (a)  Nature of Business. Make any material change in the nature of its
          ------------------
business as carried on as of the date hereof.

     (b)  Liquidations, Mergers, Consolidations. Liquidate, merge or consolidate
          -------------------------------------
with or into any other entity; provided that concurrently herewith, Borrower has merged with First Consumer Credit LLC, with Borrower being the surviving entity.

     (c)  Sale of Assets. Sell, transfer or otherwise dispose of any of its
          --------------
assets or properties, other than in the ordinary course of business.

     (d)  Liens. Create or incur any hen or encumbrance on any of its assets,
          -----
other than (i) liens and security interests securing indebtedness owing to Lender, (ii) liens for taxes, assessments or similar charges that are (1) not yet due or (2) being contested in good faith by appropriate proceedings and for which Borrower has established adequate reserves, and (iii) liens and security interests existing as of the date hereof which have been disclosed to and approved by Lender in writing, and (iv) liens on office equipment and furniture acquired, purchased, or leased by Borrower in the ordinary course of its business operations, to the extent that such hens relate to indebtedness that does not exceed $50,000.

     (e)  Indebtedness. Create, incur or assume any indebtedness for borrowed
          ------------
money or issue any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, in excess of $50,000, other than (i) borrowings from Lender, (ii) borrowings outstanding on the date of this Loan Agreement and disclosed in writing to Lender (including without limitation, the indebtedness owed by Borrower to Guarantor in the amount of $________), (iii) borrowings relative to the leasing of office space or other real property in connection with Borrower's business operations, (iv) subject to the limitations set forth in Paragraph 9(d) above, the purchase or leasing of office equipment or furniture in the ordinary course of its business, and (v) employment contracts in the ordinary course of its business.

     (f)  Transfer of Ownership. Permit the sale, pledge or other transfer of
          ---------------------
any of the ownership interests in Borrower.

     (g)  Loans. Make any loans to any person or entity except for loans made in
          -----
the ordinary course of Borrower's business and loans made to employees of Borrower that in the aggregate do not exceed $100,000.

     (h)  Transactions with Affiliates. Enter into any transaction, including,
          ----------------------------
without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate (as hereinafter defined) of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained

LOAN AGREEMENT - Page 7
in a comparable arm's-length transaction with a person or entity not an Affiliate of Borrower. As used herein, the term "Affiliate" means any
                                                 ---------
individual or entity directly or indirectly controlling, controlled by, or under common control with, another individual or entity.

     (i)  Dividends. Borrower agrees not to declare or pay any dividends on any
          ---------
shares of Borrower's capital stock, make any other distributions with respect to any payment on account of the purchase, redemption, or other acquisition or retirement of any shares of Borrower's capital stock, or make any other distribution, sale, transfer or lease of any of Borrower's assets other than in the ordinary course of business, unless any such amounts are directly utilized for the payment of principal or interest on indebtedness and obligations owing from time to time by Borrower to Lender.

     10.  Financial Covenant. Until (i) the Note and all other obligations and
          ------------------
liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower will maintain as of the end of each calendar month for the twelve consecutive month period ending on such date, a ratio of (a) earnings before interest and taxes for such twelve month period, to (b) interest expense for such twelve month period, of not less than 1.5 to 1.0.

     11.  Reporting Requirement. Until (i) the Note and all other obligations
          ---------------------
and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower will, unless Lender shall otherwise consent in writing, furnish to Lender:

     (a)  Interim Financial Statements. As soon as available, and in any event
          ----------------------------
within thirty (30) days after the end of each calendar month, a balance sheet and income statement of Borrower as of the end of such month, all in form and substance and in reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by the President of Borrower (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied.

     (b)  Annual Financial Statements. As soon as available and in any event
          ---------------------------
within 120 days after the end of each fiscal year of Borrower, a balance sheet and income statement of Borrower as of the end of such fiscal year, in each case audited by independent public accountants of recognized standing acceptable to Lender as part of the audit of Guarantor. The parties to this Loan Agreement understand, acknowledge, and agree that, as a wholly owned subsidiary of Guarantor, Borrower's financial statement, balance sheet, and other records are reviewed and audited by an independent public accounting firm as part of the audit of Guarantor. No separate audit of Borrower is conducted, nor shall such separate audit be required under this Loan Agreement or the other Loan Documents.

     (c)  Compliance Certificate. A certificate signed by the President of
          ----------------------
Borrower, within thirty (30) days after the end of each calendar month stating that, to the best of said person's knowledge, the Borrower is in full compliance with all of its material obligations under this Loan Agreement and all other Loan Documents and is not in default of any material term or provisions hereof or thereof, and is in compliance with all financial ratios and covenants set forth in this Loan Agreement.

     (d)  Borrowing Base Certificate. A borrowing base certificate substantially
          --------------------------
in the form attached hereto as Exhibit 3, signed by the President of Borrower, within fifteen (15) days after the end of each calendar month.

     (e)  Installment Contract Aging. An Installment Contract aging report
          --------------------------
within fifteen (15) days after the end of each calendar month, together with a list of all Installment Contracts then owned by Borrower, each in form and detail satisfactory to Lender.

LOAN AGREEMENT - Page 8

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     12.  Events of Default. Each of the following shall constitute an "Event
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of Default" under this Loan Agreement:
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     (a)  The failure, refusal or neglect of Borrower to pay any part of the principal of, or interest on, the Notes or any other indebtedness or, obligations owing to Lender by Borrower from time to time within five (5) days after the same becomes due.

     (b) The failure of Borrower or any Obligated Party (as defined below) to timely and properly observe, keep or perform any covenant agreement, warranty or condition under subparagraph 8(i) or Paragraph 9.

     (c) The occurrence of an event of default under any of the other Loan Documents or under any other agreement now existing or hereafter arising between Lender and Borrower, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Documents.

     (d) The failure (other than as referred to in subparagraphs (a), (b) or (c) above) of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Lender to Borrower.

     (e) Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect.

     (f) The occurrence of any event which permits the acceleration of the maturity of any indebtedness in excess of $50,000 owing by Borrower to any third party under any agreement or understanding.

     (g) If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession or, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty
(60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary
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petition for relief is filed against such party under any Applicable Bankruptcy
Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of Borrowers now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

     (h) If Borrower or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if Borrower or any Obligated Party is an individual, the death or legal incapacity of any such individual.

     (i) The entry of any judgment against Borrower or the issuance or entry of any attachment or other lien against any of the property of Borrower for an amount in excess of $100,000, if undischarged, unbonded or undismissed within thirty (30) days after such entry.

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     (j)  Murray Gross ceases to be and act as Chief Executive Officer of
Guarantor for any reason other than his death or permanent disability.

     Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative. The term "Obligated Party", as used
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herein, shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the indebtedness evidenced by the Notes.

     13.  Remedies. Upon the occurrence and continuation of any one or more of
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the foregoing Events of Default, (a) the entire unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other indebtedness owing to Lender by Borrower at such time shall, at the option of Lender, become immediately due and payable without farther notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) Lender may, at its option, cease further advances under any of the Note. All rights and remedies of Lender set forth in this Loan Agreement and in any of the other Loan Documents may also be exercised by Lender, at its option to be exercised in its sole discretion, upon the occurrence and continuation of an Event of Default.

     14.  Rights Cumulative. All rights of Lender under the terms of this Loan
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Agreement shall be cumulative of, and in addition to, the rights of Lender under any and all other agreements between Borrower and Lender (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by Lender under the terms of any other agreement.

     15.  Waiver and Agreement. Neither the failure nor any delay on the part
          --------------------
of Lender to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Lender, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

     16.  Benefits. This Loan Agreement shall be binding upon and inure to the
          --------
benefit of Lender and Borrower, and their respective successors and assigns, provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations under this Loan Agreement or any of the other Loan Documents.

     17.  Notices. All notices, requests, demands or other communications
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required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the first page hereof and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     18.  Construction. This Loan Agreement and the other Loan Documents have
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been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in the county in Texas where the Lender's address set forth on the first page hereof is located.

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     19.  Invalid Provisions. If any provision of this Loan Agreement or any of
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the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Loan Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

     20.  Expenses. Borrower shall pay all costs and expenses (including,
          --------
without limitation, reasonable attorneys' fees) in connection with any action in the enforcement of Lender's rights upon the occurrence of Event of Default.

     21.  Participation of the Loans. Borrower agrees that Lender may, at its
          --------------------------
option, sell interests in the Loans and its rights under this Loan Agreement to a financial institution or institutions and, in connection with each such sale, Lender may disclose any financial and other information available to Lender concerning Borrower to each prospective purchaser.

     22.  Conflicts. In the event any term or provision hereof is inconsistent
          ---------
with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Loan Agreement shall be controlling.

     23.  Counterparts. This Loan Agreement may be separately executed in any
          ------------
number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

     24.  Facsimile Documents and Signatures. For purposes of negotiating and
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finalizing this Loan Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine ("fax"), it shall be
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treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

     If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning this Loan Agreement to the undersigned.

                        NOTICE TO COMPLY WITH STATE LAW

     For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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BORROWER:                                  LENDER:
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FIRST CONSUMER CREDIT, INC.                THE FROST NATIONAL BANK,
                                           a national banking association

By:______________________________          By:_________________________________
Name:____________________________          Name:_______________________________
Title:___________________________          Title:______________________________

LOAN AGREEMENT - Page 12